                         Proxy Statement

                    Pursuant to Section 14(a)
                    of the Securities Exchange
                           Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]


Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of Commission Only (as permitted
    by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ' 240-14a-11(c) or
    ' 240.14a-12.



                   CREDO PETROLEUM CORPORATION

         (Name of Registrant as Specified in Its Charter)


                         Not Applicable

           (Names of Person(s) Filing Proxy Statement)

                   CREDO PETROLEUM CORPORATION

________________________________________________________________

             NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    To Be Held March 11, 2004


________________________________________________________________




     You are invited to attend or to be represented by proxy at the Annual Meeting of Shareholders of CREDO Petroleum Corporation, a Colorado corporation, to be held at the Wells Fargo Center, J. D. Hershner Room, (Lobby), 1700 Lincoln Street, Denver, Colorado, on March 11, 2004 at 2:30p.m., MST, for the purposes set forth below.

     1. To elect two Class I directors to serve until the year 2007 Annual Meeting of Shareholders.

     2. To ratify the appointment of independent auditors for the fiscal year 2004.

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Shareholders of record at the close of business on January 30, 2004 are entitled to vote at the meeting. You are cordially invited to attend the meeting in person.

     Whether or not you plan to attend the meeting, it is important that you return your signed proxy. Your vote is important regardless of the number of shares you own.

                             BY ORDER OF THE BOARD OF DIRECTORS



                             William F. Skewes
                             Secretary and General Counsel


January 30, 2004
Denver, Colorado

________________________________________________________________


PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN
IT PROMPTLY SO THAT YOUR VOTE CAN BE RECORDED WHETHER OR NOT YOU
PLAN TO ATTEND THE MEETING.  NO POSTAGE IS REQUIRED IF MAILED IN
THE UNITED STATES.

          You May Revoke Your Proxy And Vote In Person
                   If You Attend The Meeting.

________________________________________________________________

                   CREDO PETROLEUM CORPORATION
         1801 Broadway, Suite 900, Denver, Colorado 80202
                     _______________________

                         PROXY STATEMENT
                     _______________________

          ANNUAL MEETING OF SHAREHOLDERS, MARCH 11, 2004

     Your proxy in the enclosed form is solicited by the Board of Directors of CREDO Petroleum Corporation for use at the Annual Meeting of Shareholders to be held on Thursday, March 11, 2004 at 2:30 p.m., MST, at the Wells Fargo Center, J. D. Hershner Room, (Lobby), 1700 Lincoln Street, Denver, Colorado, and any adjournment thereof. These proxy materials were first mailed to shareholders on or about February 6, 2004.

     Only shareholders of record at the close of business on January 30, 2004 will be entitled to vote at the meeting. On that date, there were 4,014,121 shares of common stock outstanding and entitled to vote, excluding 320,088 shares held in the Company's treasury.

     All shares represented by properly executed, unrevoked proxies timely received in proper form will be voted in accordance with the directions specified thereon. Any such proxy on which no direction is specified will be voted in favor of the election of the nominees named herein to the Board of Directors and for ratification of the appointment of Hein + Associates LLP as independent auditors for the Company for fiscal 2004. In addition, all proxies will be voted in accordance with the judgement of the proxy holders with respect to any other matter which may properly come before the meeting. Any shareholder giving a proxy may revoke that proxy at any time before it is voted at the meeting by executing a later dated proxy, by voting by ballot at the meeting, or by filing with the Election Judge an instrument of revocation.

            VOTING SHARES AND PRINCIPAL SHAREHOLDERS

     The $.10 par value common stock of the Company is the only class of capital stock outstanding. Each outstanding share of common stock is entitled to one vote with respect to each matter to be voted on by the shareholders, which vote may be given in person or by proxy duly authorized in writing. Cumulative voting is not permitted. A majority of the shares of outstanding common stock will constitute a quorum for transaction of business at the meeting. The affirmative vote of the majority of the total number of shares represented and voted at the meeting, assuming a quorum is present, is necessary for the approval of each of the matters being voted upon. Shares that withhold votes for a nominee for director or shares that either abstain from voting on other proposals presented or which lack authority to vote will have no effect in the tabulation of votes although they will be counted toward the presence of a quorum.

     The only persons known to own of record or beneficially more than 5% of the Company's common stock as of January 30, 2004 are set forth below.


                            Amount and Nature of    Percent
   Name and Address         Beneficial Ownership    of Class
   ----------------         --------------------    --------
   James T. Huffman
   6919 S. Steele Street
   Littleton, Colorado 80122      569,796(1)         14.2%

   R. K. O'Connell
   P.O. Box 2003
   Casper, Wyoming 82602          203,303(2)          5.1%
   _______________________
   (1) Mr. Huffman is the Company's President and Chairman of
       the Board.  Includes 179,736 shares owned by members
       of Mr. Huffman's family.
   (2) Includes 15,380 shares owned by Mr. O'Connell's wife
       and by a corporation for which he serves as an officer.

                     DIRECTORS AND OFFICERS
          Election of Directors (Item 1 on Proxy Card)

     The Articles of Incorporation, as amended, classify members of the Board of Directors into three classes having staggered terms of three years each. The Board of Directors consists of six directors, including five outside directors, who have particular expertise in areas considered essential to the Company's business--namely geology, land, petroleum engineering, legal and accounting.

     The directors to be elected to the Board in Class I at the 2004 Annual Meeting of Shareholders will serve until the 2007 Annual Meeting and until their successors are duly elected and qualified. Class III and Class II directors will continue to serve until the 2005 and 2006 Annual Meetings of Shareholders, respectively, and until their successors are duly elected and qualified.

     The Class I nominees named below are presently members of the Board of Directors. Unless your proxy contains contrary instructions, it will be voted for the nominees. Should the nominees become unable to serve, which is not anticipated, the proxies will vote for such substitute nominee as recommended by the Board of Directors. Any vacancy occurring in a class following the election of that class may be filled by the Board of Directors. A director selected to fill a vacancy in a class will hold office for a term expiring at the annual meeting at which the term of that class expires and until a successor is duly elected and qualified.

     The following table sets forth certain information with respect to each nominee and each director whose term of office will continue after the meeting.

      Information Concerning Director Nominees and Continuing Directors

                                                        Shares of Common
    Name, Age,            Business Experience             Stock Owned
  Position with            and Directorships              Beneficially
   Company and            in Other Public or              and Percent
Term as Director         Investment Companies              of Class(1)
----------------      --------------------------       -------------------
          CLASS I - NOMINEES FOR ELECTION AT THE 2004 ANNUAL MEETING
              WHOSE TERMS WILL EXPIRE AT THE 2007 ANNUAL MEETING

Oakley Hall           Independent businessman since     35,533   (0.9%)(3)(4)
  Age: 57;             2000; previously a
  Director             PricewaterhouseCoopers
  since 2000           partner

William F. Skewes     Attorney in private practice      53,689   (1.3%)(3)
  Age: 58; Corporate   since 1988; previously a
  Secretary and        partner in the Denver law
  General Counsel;     firm of Kelly, Stansfield &
  Director             O'Donnell from 1977 to 1988
  since 1980

             CLASS III - DIRECTORS WHOSE TERMS WILL EXPIRE AT THE
                             2005 ANNUAL MEETING

William N. Beach      Independent oil operator and      75,133   (1.9%)(3)(5)
  Age: 79; Director    President of Beach Exploration,
  since 1980           Inc. since 1975

Richard B. Stevens    Independent businessman and      161,157   (4.0%)(3)
  Age: 74;             oil operator since 1987;
  Director             President of SECO Energy
  since 1987           Corporation from 1981 to 1987

               CLASS II - DIRECTORS WHOSE TERMS WILL EXPIRE AT THE
                              2006 ANNUAL MEETING

James T. Huffman      Chairman and President since     569,796  (14.2%)(2)(3)
  Age: 56; Chairman of        1981
  the Board, President;
  Director since 1978

Clarence H. Brown     Independent businessman and       34,333   (0.9%)(3)
  Age: 69;             oil operator since
  Director             December 2000;
  since 2000           Executive Vice President,
                       Chief Operating Officer
                       and Director of Columbus
                       Energy, Inc. from 1989 to
                       November 2000; previously
                       Chairman and Chief Executive
                       Officer of Kimbark Oil and
                       Gas Company

All Directors and Officers as a Group
  (seven persons)                                      929,641  (23.2%)
 _______________________
(1) Owned of record and beneficially unless otherwise indicated.
(2) Includes 179,736 shares owned by members of Mr. Huffman's family.
(3) Includes the following shares subject to currently exercisable stock options:  Mr. Huffman-16,083 shares; Mr. Brown-16,813 shares;
    all other directors-4,333 shares each.
(4) Mr. Hall's shares are held in the name of an entity he controls.
(5) Includes 8,800 shares owned by members of Mr. Beach's family.

              Information Concerning Meetings of the
             Board of Directors and Board Committees

     The Board of Directors met five times during fiscal 2003. All directors were present for 80% of the meetings. It is Company policy that Board members attend the Annual Meeting of Shareholders unless health, family or other important personal matters prohibit such attendance. All members of the Board of Directors attended the Company's 2003 Annual Meeting.

     The Board has an Executive Committee consisting of Messrs. Hall, Huffman and Skewes. The Executive Committee did not meet during fiscal 2003. There are no compensation or nominating committees because such matters are considered by the Executive Committee or the entire Board of Directors. The Board of Directors consists of only six members and the Executive Committee consists of only three members. The Board believes that, due to their size and/or composition, either body is capable and qualified to fulfill the function of a separate nominating committee or compensation committee.

     The Audit Committee of the Board of Directors consists of three members: Mr. Hall, a CPA; Mr. Brown, a former oil company executive; and Mr. Skewes, an attorney. Mr. Hall is a CPA and is a retired PricewaterhouseCoopers audit partner. He is Chairman of the Audit Committee and is qualified as an "audit committee financial expert" under the applicable Commission rules.
Mr. Hall and Mr. Brown are "independent" directors under the applicable National Association of Securities Dealers' listing standards ("NASD Independent Director Standards"). Mr. Skewes, an attorney in private practice, serves as the Company's General Counsel and Corporate Secretary although he is not an employee of the Company and has not received consulting services compensation from the Company for the past three years. Because he is an officer of the Company, Mr. Skewes does not technically meet the definition of an "independent" director under the NASD Independent Director Standards. Nevertheless, the Board of Directors believes that Mr. Skewes is independent from management of the Company and that his legal background and his knowledge of financial statements qualify him for membership on the Audit Committee.


                     Audit Committee Report

     The responsibilities of the Audit Committee are set forth in the Audit Committee Charter which has been adopted by the Board of Directors and is attached to this Proxy Statement as Appendix "A". A copy of the Charter was included as an Appendix to the 2001 Proxy Statement and will be included at least once every three years in future Proxy Statements.

     The Audit Committee met four times during fiscal 2003 and has met once since fiscal 2003 year-end. The Committee reviewed and discussed the Company's audited financial statements for fiscal 2003 with management and the Company's independent auditors, and discussed with the Company's independent auditors the matters required by Statement of Auditing Standards No. 61. The Committee has received from the independent auditors appropriate disclosures regarding the auditors' independence as required by Independence Standards Board Standard No. 1. Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements for the year ended October 31, 2003 be included in the Company's Annual Report on Form 10-KSB.

Submitted by the Audit Committee of the Board of Directors

     Oakley Hall, Chairman
     Clarence H. Brown
     William F. Skewes

   Compensation of and Agreements with Non-Employee Directors

     Non-employee directors receive $2,000 plus reimbursement for out-of-pocket expenses for each meeting of the Board of Directors attended and may be paid $100 per hour for committee meeting attendance or for consulting services provided at the request of the majority of the Board of Directors.

     Non-employee directors also receive director compensation in the form of stock options granted under the Company's Stock Option Plan. The option exercise price is the price of the Company's common stock on the option grant date. The options vest in one-third increments beginning on the date of grant and then on each anniversary thereafter until fully vested, and they expire on the fifth anniversary of the date of grant except for options granted on June 13, 2003 which expire on their tenth anniversary date. Mr. Brown was granted a stock option on July 27, 2000 to purchase 30,000 shares at $4.11. He has exercised 17,520 stock options and has 12,480 currently exercisable stock options. Mr. Hall was granted a stock option on December 21, 2000 to purchase 30,000 shares at $4.17 and has exercised all of them. Amounts reported above are adjusted for a 20% stock dividend made during 2003. Each non-employee director was granted a stock option on June 13, 2003 to purchase
13,000 shares at $13.34. None of the options have been exercised.

     The Company has entered into indemnification agreements with each of its non-employee directors. Those agreements require the Company to indemnify such directors to the fullest extent permitted by Colorado Law and to advance expenses in connection with certain claims against the directors.

  Information Concerning Other Executive Officers and Significant Employees

     In addition to the directors and executive officers listed above, the following persons are executive officers or significant employees as defined by Securities and Exchange Commission regulations.

     Name            Position       Age             Work Experience
--------------   ----------------   ---   -----------------------------------
James P.         Vice President      57   Prior to joining the Company,
Garrett, Jr.     and Chief                Manager of Internal Reporting
                 Financial Officer        and Manager of Expenditure
                 since July 2003          Accounting from 2001 to mid-2003
                                          for Cimarex Energy Corporation
                                          and one of its predecessor
                                          companies. Previously Controller
                                          and Treasurer of Columbus Energy
                                          Corporation from 1992 to 2000.
                                          He is a member of the American
                                          Institute of Certified Public
                                          Accountants, the Colorado Society
                                          of CPAs and is a Director of COPAS
                                          Colorado.

Kenneth J.       Manager-Petroleum   54   Prior to joining the Company,
DeFehr           Engineering since        Senior Reservoir Engineer for
                 October 1990             Axem Resources, Inc. from 1982
                                          to 1990.  Previously Reservoir
                                          Engineer for Phillips Petroleum
                                          Company.  Registered Professional
                                          Engineer.

Torie A.         Manager-Geology     49   Prior to joining the Company,
Vandeven         and Exploration          Regional Geologist for Key
                 since August 1999         Production Company from 1997
                                          to 1998.  Previously Senior
                                          Staff Geologist and Regional
                                          Exploitation Geologist for
                                          Amoco Production Company from
                                          1995 to 1997 and from 1998 to
                                          1999, respectively.  Prior to
                                          1995, Senior Staff Geologist
                                          for Santa Fe Minerals, Inc.
                                          Certified Petroleum Geologist.

                       Executive Compensation

     The following table shows, for the fiscal year ended
October 31, 2003, the compensation paid or accrued by the Company for services in all capacities to the chief executive officer of the Company. No other executive officer had salary and bonus in excess of $100,000.

                                        Summary Compensation Table

                                Annual Compensation             Long Term Compensation
                           -----------------------------    ------------------------------
                                                                    Awards        Payouts
                                                           ---------------------- -------
                                                                       Securities             All
                                                Other       Restricted Underlying            Other
Name and Principal                              Annual        Stock      Options    LTIP     Compen -
     Position       Year   Salary    Bonus   Compensation    Award(s)   (Shares)  Payouts    sation
------------------  ----  --------  -------  ------------   ---------   --------  -------  ----------
James T. Huffman,   2003  $120,000  $50,000  $11,700(1)       -             -        -     $80,195(2)
  Chief Executive   2002  $120,000  $30,000  $21,500(1)       -             -        -     $50,300(2)
  Officer           2001  $120,000  $30,000  $25,800(1)       -             -        -     $17,800(2)
___________________
(1) Of this amount, approximately 50%, 82% and 82% represents health insurance premiums in 2003, 2002 and 2001, respectively.
(2) Of this amount, approximately 11% in 2003, 15% in 2002 and 28% in 2001 represents life insurance premiums, approximately 8% in 2003, 11% in 2002 and 29% in 2001 represents employer matching 401(k) Plan contributions, and the remainder primarily represents payments from oil and gas production.

                 Option Grants in Last Fiscal Year

     There was one grant of stock options to the named executive officer in 2003. The following table provides information regarding the option.

                                Individual Grant
                  --------------------------------------------
                             Percent of
                               Total                           Potential Realizable
                  Number of   Options                             Value at Assumed
                 Securities  Granted to  Exercise              Annual Rates of Stock
                 Underlying  Employees    or Base              Price Appreciation for
                    Options   in Fiscal    Price    Expiration       Option Term
                                                                ---------------------
      Name         Granted      Year      ($/SH)      Date         5%          10%
 ----------------  ---------  ---------  ---------  ----------  --------    ---------
James T. Huffman   48,250        27%      $13.34    6/12/13     $405,000    $1,026,000

     The following table provides information on the exercisability of options held by the named executive officer and the value of such officer's unexercised options at October 31, 2003. There were no option exercises during the period and the Company has not awarded any stock appreciation rights (SARs).

                    Aggregated Option/SAR Exercises in Last
               Fiscal Year and Fiscal Year-End Option/SAR Values

                                                               Value of
                                             Number of      Unexercised
                                            Unexercised    In-the-Money
                    Number of              Options/SARs    Options/SARs
                     Shares                 at FY-End       at FY-End(1)
                    Acquired      Value    (Exercisable/   (Exercisable/
   Name            on Exercise   Realized   Unexercisable)  Unexercisable)
 --------          -----------   --------   --------------  --------------
James T. Huffman        -           -      16,083/32,167  $63,000/$126,000
 ___________________
(1)  Based on the fair market value of the Company's common stock at the close of business on October 31, 2003 ($17.26 per share) minus the exercise price of the option.
</Table

     Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers to file initial reports of ownership and reports of changes in ownership of the Company's common stock with the Commission. Such persons are required to furnish the Company with copies of all Section 16(a) forms that they file. Based upon a review of these filings and written representations by such persons, the Company believes that its directors and executive officers were in compliance with these requirements during fiscal 2003.

               EQUITY COMPENSATION PLAN INFORMATION

     The following table sets forth information, as of the end of fiscal year 2003, with respect to the Company's compensation plans under which Common Stock is or was authorized for issuance and is outstanding.

                                                              Number of
                                                             Securities
                          Number of      Weighted-Average    Remaining
                       Securities to be      Exercise        Available
                         Issued Upon         Price of        for Future
                         Exercise of       Outstanding        Issuance
                         Outstanding         Options,       Under Equity
                      Options, Warrants    Warrants and     Compensation
                          and Rights          Rights          Plan(s)(1)
    Plan Category            (a)               (b)               (c)
---------------------  ----------------  ----------------  ---------------
Equity compensation
  plans approved
  by security holders      322,980          $ 10.67               -
Equity compensation
  plans not approved
  by security holders         -                 -                 -

Total                      322,980          $ 10.67
                           =======          =======           =======
 ___________________

(1)  Excluding securities reflected in column (a).

                 SELECTION OF INDEPENDENT AUDITORS
                      (Item 2 on Proxy Card)

     The Board of Directors has appointed, subject to ratification by the shareholders, Hein + Associates LLP as the independent auditors of the Company for fiscal 2004.
Representatives of Hein + Associates LLP will be present at the Annual Meeting to make any statement they so desire and to answer appropriate shareholder questions.

     In the absence of contrary instructions by a shareholder, the shares represented by the proxies will be voted FOR the ratification of the appointment of Hein + Associates LLP as the Company's independent auditors for fiscal 2004.

                           Audit Fees

     The aggregate fees billed for professional services rendered by Hein + Associates LLP for its audit of the Company's annual financial statements and its reviews of the financial statements included in the Company's Form 10-QSB were $36,500 and $37,100 for fiscal 2002 and 2003 respectively.

                       Audit Related Fees

     The aggregate fees billed for assurance and related services by Hein + Associates LLP totaled $700 and $1,600 in fiscal 2002 and 2003, respectively.

                            Tax Fees

     The aggregate fees billed for tax services by Hein +
Associates LLP were none and $400 in fiscal 2002 and 2003, respectively.

                         All Other Fees

     Hein + Associates LLP provided no services during fiscal 2002 and 2003 other than the services described above, and thus, no fees for such services were billed. The Audit Committee has reviewed such fees and found that the provision of such other services is compatible with maintaining the principal accountant's independence.

          Policies and Procedures for Approval of Audit
                     and Non-Audit Services

     The Audit Committee pre-approves estimates of audit and non-audit services expected to be performed by Hein + Associates LLP in any fiscal year. In addition, the Audit Committee may delegate authority to its Chairman to pre-approve additional audit and non-audit services by Hein + Associates LLP, and ensures that the independent auditors shall not be engaged to perform the specific non-audit services that are prohibited by law or regulation. The Audit Committee Chairman must report the amount of any such additional pre-approved services at the next scheduled Audit Committee Meeting. The Audit Committee pre-approved 100% of Hein + Associates LLP fees for audit and non-audit services in fiscal 2002 and 2003. There were no hours expended on the Hein + Associates LLP audit of the Company's most recent financial statements by persons other than Hein + Associates LLP's full-time, permanent employees.

     The Audit Committee has concluded that services rendered by Hein + Associates LLP and the related fees paid to Hein +
Associates LLP are compatible with maintaining Hein + Associates
LLP's independence.

     The Board of Directors recommends a vote FOR this proposal and will be governed by the decision of a majority of shares voting.

                         CODE OF ETHICS

     The Company is in the process of adopting a Code of Ethics that applies to, among others, its executive officers, principal financial officer, and other persons, if any, performing similar functions. Once adopted the Company's Code of Ethics will be posted on its Internet website (www.credopetroleum.com). In addition, a copy of the Code of Ethics can be obtained from the Company, without charge, by written request to the Chief Financial Officer at the Company's address.

                 MANNER AND EXPENSES OF SOLICITATION

     Solicitation of proxies will be by mail. The total expenses of such solicitation will be borne by the Company and will include reimbursement of brokerage firms and others for their expenses in forwarding solicitation material regarding the meeting to beneficial owners. Solicitation of proxies may be made by telephone or oral communication by regular employees of the Company who will not be directly compensated. In addition, the Company may employ a proxy solicitor. Costs of a proxy solicitor, if any, will be paid by the Company and will not exceed $100,000.

           SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING
   AND SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

     Any proposal which a shareholder intends to present for consideration and action at the next annual meeting of shareholders must be received in writing by the Company no later than October 11, 2004 and must conform to applicable Securities and Exchange Commission rules and regulations.

     The Board of Directors attends each Annual Meeting and the individual directors are available to answer appropriate questions. Appropriate questions generally relate to the Board's responsibility to establish overall policy and direction for the Company, its responsibility to retain and evaluate management, and its responsibilities related to certain functions related to the Audit Committee. In the past five years, the Company has not received formal shareholder communications addressed to the Board, and has not adopted a formal process for shareholder communications to the Board, or its individual members. If such communications are received, the Company's informal policy is for the Chairman of the Board to review them and to present those that he deems, in his sole judgement, to be within the scope of the Board's responsibility to the Board at its next regular meeting. The Board will then determine, in its sole judgement, whether a response to any such communication is appropriate. Pursuant to recently issued SEC rules, the Board will formalize a policy and guidelines regarding shareholder communications to directors in the near future.

                           OTHER MATTERS

     The Company knows of no other matters to be brought before the Annual Meeting. However, if other matters come to their attention before the meeting, it is the intention of the persons named in the proxy to vote such proxy in accordance with their judgement on such matters.

     A copy of the Company's Annual Report for the fiscal year ended October 31, 2003, which includes financial statements, is enclosed for your information. The Annual Report is not a part of the proxy solicitation material.

                           APPENDIX A
                    CREDO PETROLEUM CORPORATION
                     Audit Committee Charter

Composition

     The Audit Committee is established as a standing committee of the Board of Directors. The membership of the Audit Committee shall consist of at least three non-employee directors who are (or will become within a reasonable time after appointment) financially literate, including at least one member who will be qualified as an "audit committee financial expert" under applicable rules of the Securities and Exchange Commission ("SEC") and The NASDAQ Stock Market, Inc. ("NASDAQ"). Each member of the Audit Committee shall be free of any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgment and shall meet the independence requirements of the applicable federal securities laws, SEC and NASDAQ then in effect.

Meetings and Structure

     The Board of Directors shall appoint one member of the Audit
Committee as chairperson. He or she shall be responsible for leadership of the Audit Committee and reporting to the Board of Directors.

     The Audit Committee shall meet at least four times per year and at such times and places and by such means as the Chair shall determine. A majority of the members of the Audit Committee shall constitute a quorum. Minutes of all Audit Committee meetings will be prepared and filed with the minutes of the Board of Directors.

Statement of Policy

     The Audit Committee will provide assistance to the directors in fulfilling their responsibilities to the shareholders and to the investment community relating to accounting, reporting practices and the quality and integrity of the financial reports of the Company. To that end, it is the responsibility of the Audit Committee to maintain free and open lines of communication between the Board of Directors, the independent auditors and the Company's accounting and financial management.

Responsibilities

     The Audit Committee's primary responsibilities include:

     (a) Review and make recommendations to the Board of Directors as to which independent auditors should be selected to audit the financial statements of the Company and its subsidiaries. Confirm the regular rotation of the lead audit partner and reviewing partner as required by law.

     (b) Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year, and, after the completion of the audit, to review the results of the audit, including any comments or recommendations made by the independent auditors.

     (c) Pre-approve all audit and not-audit services to be rendered by the independent auditors and shall not engage the independent auditors to perform the specific non-audit services proscribed by law or regulation.
          The Audit Committee may delegate pre-approval authority to the Chair of the Audit Committee, whose decisions shall be presented to the full Audit Committee at its next scheduled meeting.

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     (d)  Review with the independent auditors and the Company's financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations from the independent auditors regarding the improvement of those internal control procedures or particular areas where new or more detailed controls or procedures might be necessary to protect material assets of the Company.

     (e) Provide sufficient opportunity for the independent auditors to meet with the members of the Audit Committee without members of management present. Items which could be discussed at such meetings include the independent auditors' evaluation of the Company's financial and accounting personnel, and the cooperation that the independent auditors received during the course of any current or recently completed audit.

     (f) Review and approve in advance all related party transactions as defined by SEC regulations with the Company.

     (g)  Submit the minutes of all meetings of the Audit
          Committee to, or discuss the matters discussed at each Audit Committee meeting with, the Board of Directors.

     (h) Investigate any matter brought to its attention within the scope of its duties, with the power to retain, at the Company's expense, outside legal counsel and other advisors for this purpose if, in its judgment, that is appropriate.
     (i) Establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

     (j) Review and reassess the adequacy of this Charter on an annual basis.

     The Board of Directors and the Audit Committee will have ultimate authority and responsibility to select, evaluate and replace the independent auditors. The independent auditors are ultimately accountable to the Board of Directors and the Audit Committee. The Audit Committee is responsible for (i) ensuring that the independent auditors, on a periodic basis, submit a formal written statement delineating all relationships between the Company and the independent auditors; (ii) actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors; and
(iii) recommending that the Board of Directors take appropriate action to ensure the independence of the independent auditors. In addition, the Audit Committee shall set clear hiring policies with respect to the Company's hiring of employees or former employees of the independent auditors that meet the applicable federal securities laws, SEC regulations and NASDAQ standards.

     In addition to the above responsibilities, the Audit
Committee shall undertake such other duties as the Board of Directors delegates to it.


Revised:  January 29, 2004
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